SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2003
                                                         ----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


      Delaware                    333-106925                74-2440850
----------------------       ------------------        ---------------------
   (State or other               (Commission               (IRS Employer
   jurisdiction of               File Number)           Identification No.)
   incorporation)


      745 Seventh Avenue, 7th Floor
             New York, NY                                     10019
     ----------------------------------------          ---------------------
     (Address of principal executive offices)                Zip Code


           Registrant's telephone, including area code: (212) 526-7000


                                    No Change
     -----------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.  Other Events.(1)
         ------------

         Attached as an exhibit are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-33H, Class 1A1, Class 1A1-IO, Class 1A-PO, Class 2A1, Class 2A-IO, Class 1B1, Class 2B1, Class 1B2, Class 2B2, Class B3 and Class R Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement which is dated October 30, 2003 and a Prospectus expected to be dated August 26, 2003 (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-106925) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.



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(1)   Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1     Computational Materials

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STRUCTURED ASSET SECURITIES CORPORATION


                                       By: /s/ BRADFORD ANDRES
                                           -------------------------------------
                                       Name:   Bradford Andres
                                       Title:  Senior Vice President

Date: October 31, 2003

                                  EXHIBIT INDEX

Exhibit No.           Description                                   Page No.
-----------           -----------                                   --------

  99.1                Computational Materials